MANAGEMENT AGREEMENT

                                   SCHEDULE A

                    SERIES OF INSTITUTIONAL LIQUIDITY TRUST



GOVERNMENT MASTER SERIES
GOVERNMENT RESERVES MASTER SERIES
MONEY MARKET MASTER SERIES
MUNICIPAL MASTER SERIES
PRIME MASTER SERIES
TAX-EXEMPT MASTER SERIES
TREASURY MASTER SERIES
TREASURY RESERVES MASTER SERIES

Date: July 25, 2007

                              MANAGEMENT AGREEMENT

                                   SCHEDULE B

                    SERIES OF INSTITUTIONAL LIQUIDITY TRUST

                   RATE OF COMPENSATION BASED ON EACH SERIES'
                   ------------------------------------------
                            AVERAGE DAILY NET ASSETS
                            ------------------------

------------------------------------------------------------------------------------------
GOVERNMENT MASTER SERIES        0.08%

------------------------------------------------------------------------------------------
GOVERNMENT RESERVES MASTER      0.08%
SERIES

------------------------------------------------------------------------------------------
MONEY MARKET MASTER SERIES      0.08%

------------------------------------------------------------------------------------------
PRIME MASTER SERIES             0.08%

------------------------------------------------------------------------------------------
TREASURY MASTER SERIES          0.08%

------------------------------------------------------------------------------------------
TREASURY RESERVES MASTER        0.08%
SERIES

------------------------------------------------------------------------------------------
MUNICIPAL MASTER SERIES         0.250% of the first $500 million of average daily net assets
TAX-EXEMPT MASTER SERIES        0.225% of the next $500 million of average daily net assets
                                0.200% of the next $500 million of average daily net assets
                                0.175% of the next $500 million of average daily net assets
                                0.150% of average daily net assets in excess of $2 billion

--------------------------------------------------------------------------------------------

Date: August 23, 2007